SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        April 29, 2005
                                                     ---------------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

             California                    0-31080              68-0434802
----------------------------------- -------------------- -----------------------
   (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)              File Number)        Identification No.)

1190 Airport Road, Suite 101, Napa, California                    94558
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4c))

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------

Earnings Release. On April 29, 2005, North Bay Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.



Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

             (c)  Exhibits.

99.1   Press release announcing earnings for the quarter ended March 31, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 29, 2005             NORTH BAY BANCORP


                                  /s/  Lee-Ann Cimino
                                 -----------------------------------------------
                                 Lee-Ann Cimino, Senior Vice President and Chief Financial Officer (Principal Financial Officer)